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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): March 23, 2007
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                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)



         Pennsylvania                      1-11152               23-1882087
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)


781 Third Avenue, King of Prussia, Pennsylvania                   19406-1409
     (Address of Principal Executive Offices)                     (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.        Other Events.

On March 23, 2007, InterDigital Communications Corporation announced that the company and its wholly-owned subsidiary, InterDigital Technology Corporation, have filed a complaint with the U.S. International Trade Commission against Samsung Electronics Co. Ltd. A copy of the press release is attached hereto as
Exhibit 99.1.


Item 9.01.        Financial Statements and Exhibits.

(c)    Exhibits.

       99.1 Press release of InterDigital Communications Corporation dated March 23, 2007.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INTERDIGITAL COMMUNICATIONS CORPORATION


                                    By: /s/ William J. Merritt
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                                         William J. Merritt
                                         President and Chief Executive Officer


Date:    March 23, 2007

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                                  EXHIBIT INDEX



Exhibit  No.                               Description
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     99.1         Press release of InterDigital Communications Corporation dated
                  March 23, 2007.